Ivy Funds

Supplement dated August 21, 2019 to the

Ivy Funds Statement of Additional Information

dated January 31, 2019

as supplemented February 21, 2019, May 7, 2019, June 7, 2019 and July 2, 2019

The following replaces the “The Funds, Their Investments, Related Risks and Restrictions — Illiquid Investments” section on page 26:

Illiquid Investments

Rule 22e-4 under the 1940 Act provides that a Fund may not acquire an “illiquid investment” if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Rule 22e-4 defines an illiquid investment as an investment that cannot reasonably be sold or disposed of under current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Trust’s Board has adopted a liquidity risk management program on behalf of the Funds that is designed to comply with Rule 22e-4’s requirements. The Board has delegated to an administrator the responsibility to oversee the program, whose duties include periodically reviewing the liquidity risk of the Funds and categorizing the Funds’ investments into one of four liquidity classifications (as defined in Rule 22e-4) based on prescribed criteria, including the number of days in which the administrator reasonably expects the investment would be convertible to cash under current market conditions without significantly changing the market value of the investment. This classification process takes into account relevant market, trading and investment-specific considerations (the analysis upon which a security is convertible to cash and placed into a classification will not take into account days when exchanges in foreign markets are closed for scheduled holidays).

The Investment Manager believes that, at times, it is in the best interest of a Fund to be able to invest in illiquid securities up to the maximum amount allowable under the Fund’s investment restriction on illiquid investments. See Investment Restrictions — Non-Fundamental Investment Restrictions. The Investment Manager believes that the risk of investing in illiquid securities is manageable, considering the availability of certain securities that are currently considered illiquid but have widely established trading markets. For example, there has been significant growth in the types and availability of bank loans and structured products, including: asset-backed securities (which also includes many mortgage-backed securities), collateralized bond obligations, collateralized mortgage obligations, collateralized debt obligations and commercial mortgage-backed securities. Since many of these securities are initially offered as individual issues, they often are deemed illiquid. See Mortgage-Backed and Asset-Backed Securities for more information on these types of securities.

The following replaces the twelfth full paragraph of the “Purchase, Redemption and Pricing of Shares — Net Asset Value Purchases of Class A and Class E (when offered) Shares” section on page 123:

Shareholders investing through direct transfers or rollovers from an employee benefit plan established under Section 401(a), other than a plan exempt from Title I of the Employee Retirement Income Security Act of 1974 may purchase Class A shares at NAV, provided that such transfer or rollover is assigned to Waddell & Reed as the broker-dealer of record for such plan at the time of transfer or rollover.

The following is inserted as new paragraphs immediately following the second full paragraph of the “Purchase, Redemption and Pricing of Shares — Net Asset Value Purchases of Class A and Class E (when offered) Shares” section on page 124:

Participants investing into any account the proceeds from the sale of shares previously held within an investment advisory program sponsored by Waddell & Reed may purchase Class A shares at NAV.

Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund are not charged a sales load and are purchased at NAV.

The following replaces the first full paragraph following the numbered list in the “Purchase, Redemption and Pricing of Shares — Systematic Withdrawal Plan for Class A, Class B and Class C Shareholders” section on page 125:

Shares historically have been redeemed on either the 5th day or the 20th day of the month in which the payment is to be made, or on the prior business day if the 5th or 20th is not a business day. Beginning in mid-August 2019, shares may be redeemed on any business day. Payments are made within 5 days of the redemption.

The following replaces the first sentence of the third paragraph of the “Purchase, Redemption and Pricing of Shares — Systematic Withdrawal Plan for Class E Shareholders” section on page 126:

To qualify for the Service, you must have invested at least $10,000 in shares of any of the funds in the InvestEd Portfolios, or Class E shares of any of the funds within the Ivy Funds, and continue to own such shares on the date the Service is requested; or, the value of such shares must be at least $10,000 as of the date the Service is requested.

Supplement	Statement of Additional Information	1

The following replaces the second numbered list and the first paragraph immediately following it of the “Purchase, Redemption and Pricing of Shares — Systematic Withdrawal Plan for Class E Shareholders” section on page 126:

The service is subject to the following conditions:

1.	Withdrawal must be used for the benefit of the named Designated Beneficiary on the account.

2.

Withdrawal must be used for qualifying expenses incurred during the current calendar year at a qualifying post-secondary educational institution, and/or, as a result of the 2017 Tax Cuts and Jobs Act, $10,000 per year in tuition for K-12 schools.

Shares historically have been redeemed on either the 5th day or the 20th day of the month in which the payment is to be made, or on the prior business day if the 5th or 20th is not a business day. Beginning in mid-August 2019, shares may be redeemed on any business day. Payments are made within five days of the redemption.

The following is inserted as a new sentence at the end of the first paragraph of the “Purchase, Redemption and Pricing of Shares — Abandoned Property” section on page 131:

If your account has no shareholder-initiated activity for a period of time, determined by each state, WISC may be required to transfer the shares to a state under the state’s abandoned property law, subject to potential federal or state withholding taxes.

2	Statement of Additional Information	Supplement